                                                              EXHIBIT 10.8 (III)

                              AMENDMENT NUMBER 12
                              -------------------

                                    to the
                                    ------

                      QUOTA SHARE RETROCESSION AGREEMENT
                                    between
         THE CONTINENTAL INSURANCE COMPANY, (one of the CNA Insurance
                                  Companies)
                                      and
                           USF RE INSURANCE COMPANY
                (hereinafter referred to as "Retrocessionaire")


The Quota Share Retrocession Agreement ("Agreement") between The Continental Insurance Company and USF RE INSURANCE COMPANY, dated May 21, 1986, and as amended to date, is hereby further amended, effective as of June 1, 1996, as follows:

ARTICLE IV - RETROCESSIONAIRE'S LIABILITY is deleted in its entirety and
----------   ----------------------------
replaced with the following:

The Retrocedent shall cede and the Retrocessionaire shall accept a Quota Share of the Retrocedent's net retained primary liability on all business covered hereunder, subject to maximum cession limits as follows:

1. under any medical stop-loss policy issued or renewed on or after June 1, 1996 of 50% of the Retrocedent's net retained primary liability to maximum cession limits of $2,500,000 for specific excess medical stop-loss coverages and $1,000,000 for aggregate excess medical stop-loss coverages; and

2. under any one provider excess reimbursement policy issued or renewed on or after January 1, 1994 of 50% of Retrocedent's net retained primary liability to maximum cession limits of $2,500,000.

It is understood and agreed that the maximum cession limits stated above shall apply separately to provider excess reimbursement, specific excess medical stop loss coverage and aggregate stop-loss or advance funding aggregate reinsurances.

"Net retained primary liability," as used herein, shall mean the Retrocedent's liability for the full policy limits of $5,000,000 for provider excess reimbursement and specific excess coverages and $2,000,000 for aggregate excess coverage on account of loss, or series of losses as respects each individual excess reinsurance, each aggregate stop-loss reinsurance, and each advance funding aggregate reinsurance, as provided for in reinsurance agreements which are bound, issued, or renewed during the currency of this Agreement.

It is agreed that the Retrocedent shall retain 50% of the net retained primary liabilities, as defined above, for its own net account. It is further agreed that the obligations as of the parties for reinsurance agreements in force prior to June 1, 1996, shall be governed by the terms of this Agreement as in effect when such reinsurance agreements were issued or renewed.

IN WITNESS WHEREOF this Amendment has been executed in Chicago, IL this 19/th/ day of January 1999.

                                        THE CONTINENTAL INSURANCE COMPANY

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           ----------------------------------
                                        Title:     SVP
                                              -------------------------------

and in Costa Mesa, California, this 25/th/ day of January, 1999.


                                        USF RE INSURANCE COMPANY


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           ----------------------------------
                                        Title: President

                              AMENDMENT NUMBER 11
                              -------------------

                                    to the
                                    ------

                      QUOTA SHARE RETROCESSION AGREEMENT
                                    between
         THE CONTINENTAL INSURANCE COMPANY, (one of the CNA Insurance
                                  Companies)
                                      and
                           USF RE INSURANCE COMPANY
                (hereinafter referred to as "Retrocessionaire")

The Quota Share Retrocession Agreement ("Agreement") between The Continental Insurance Company and USF RE INSURANCE COMPANY, dated May 21, 1986, and as amended to date, is hereby further amended, effective as of January 1, 1994, as follows:


ARTICLE I - BUSINESS COVERED is deleted in its entirety and replaced with the
---------   ----------------
following:

The Retrocedent agrees to retrocede and the Retrocessionaire agrees to accept, by way of retrocession on the terms and conditions hereinafter appearing, a Quota Share of the Retrocedent's net retained primary liability (in the amount specified in Article IV hereof) under all insurance policies, contracts and agreements underwritten by USBenefits Insurance Services, Inc., on behalf of the Retrocedent (hereinafter referred to as "reinsurance agreements"), which are classified as either:

     (1) Medical Stop-loss insurance, being reinsurance agreements issued to self-insured employers providing specific excess protection and/or aggregate stop-loss or advance funding aggregate protection, including any continuation of coverage or extension of coverage endorsements issued in conjunction therewith, and including the credit risk associated with the Advance Funding Aggregate Plan, or

     (2) Provider Excess Reimbursement insurance issued to hospitals and other providers of medical services under capitated fee arrangements to limit the financial liability of the medical service provider under its managed care arrangements with managed care organizations on a per participant (member) and/or aggregate basis. Such provider excess reimbursement insurance shall be limited to a maximum of $5,000,000 per member, per policy year.

ARTICLE VII - PREMIUM AND COMMISSION as amended by Amendment Number 8 dated
-----------   ----------------------
January 16, 1991 shall remain the same with respect to Medical Stop-loss insurance. For Provider Excess Reimbursement insurance, a new subparagraph "c" is added to read as follows:

     c) For Provider Excess Reimbursement insurance premiums, 41 %, which includes a ceding override of 5%.

ARTICLE VIII - RETROCESSION AND PROFIT COMMISSION COSTS is deleted in its
------------   ----------------------------------------
entirety and replaced with the following:

     It is agreed that the Retrocessionaire shall pay to the Retrocecedent its share of the actual premiums paid by the Retrocedent for excess of loss retrocession protection which limits the Retrocedent's liability as respects business retroceded hereunder, calculated in the same proportion as the cession to the Retrocessionaire hereunder bears to the net retained primary liability of the Retrocedent. Such costs shall be calculated on an underwriting year basis.

     It is agreed by the Retrocedent and the Retrocessionaire that the actual amounts payable under the paragraph above, as respects each treaty year that this Agreement is in force, may not be finalized during such treaty year or during the term of this Agreement. In such case, the parties hereto agree that any additional or return costs shall be paid by the debtor party immediately when such final actual costs are ascertained and accounted for.

The Agreement is further amended to include Provider Excess Reimbursement insurance, in accordance with sub-paragraph (2) of Article I, wherever reference is made to individual excess reinsurance protection and/or aggregate stop-loss protection.

Except to the extent it is inconsistent with the amendments set forth above, all other terms and conditions of the Agreement apply to the Provider Excess Reimbursement insurance.

IN WITNESS WHEREOF this Amendment has been executed in Chicago, IL, this 19/th/ day of January, 1999.

                                        THE CONTINENTAL INSURANCE COMPANY

                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           ----------------------------------
                                        Title:     SVP
                                              -------------------------------

and in Costa Mesa, California, this 25/th/ day of January, 1999.


                                        USF RE INSURANCE COMPANY


                                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           ----------------------------------
                                        Title: President

                              AMENDMENT NUMBER 10


                                   to the


                           QUOTA SHARE RETROCESSION


                                    between


                       THE CONTINENTAL INSURANCE COMPANY

                  (hereinafter referred to as "Retrocedent")


                                      and


                           USF RE INSURANCE COMPANY

                (hereinafter referred to as "Retrocessionaire")


The Quota Share Retrocession Agreement between The Continental Insurance Company and USF RE INSURANCE COMPANY, dated May 21, 1986, and as amended to date, is hereby further amended effective January 1, 1995, as follows:

ARTICLE IV - RETROCESSIONAIRE'S LIABILITY is deleted in its entirety and
----------   ----------------------------
replaced with the following:

The Retrocedent shall cede and the Retrocessionaire shall accept a Quota Share of the Retrocedent's net retained primary liability on all business covered hereunder, subject to maximum cession limits under any one reinsurance agreement (medical stop-loss policy) issued or renewed on or after January 1, 1995, of 50% of the Retrocedent's net retained primary liability to maximum cession limits of $500,000 for specific excess medical stop-loss coverages and $1,000,000 for aggregate excess medical stop-loss coverages.

It is understood and agreed that the maximum cession limits stated above shall apply separately to individual excess reinsurance and aggregate stop-loss or advance funding aggregate reinsurances.

"Net retained primary liability," as used herein, shall mean the Retrocedent's liability for the full policy limits of $1,000,000 for specific excess coverages and $2,000,000 for aggregate excess coverage on account of loss, or series of losses as respects each individual excess reinsurance, each aggregate stop-loss reinsurance, and each advance funding aggregate reinsurance, as provided for in reinsurance agreements which are bound, issued, or renewed during the currency of this Agreement.

It is agreed that the Retrocedent shall retain 50% of its net retained primary liabilities, as defined above, for its own net account. It is further agreed that the obligations as of the parties for reinsurance agreements in force prior to January 1, 1995, shall be governed by the terms of this Agreement as in effect when such reinsurance agreements were issued or renewed.

IN WITNESS WHEREOF, this Amendment has been executed in Chicago, IL, this 25/th/ day of August, 1995.


                              THE CONTINENTAL INSURANCE COMPANY

                              By: /s/ [SIGNATURE ILLEGIBLE]^^
                                 --------------------------------------------

                              Title: GROUP VICE PRESIDENT
                                    -----------------------------------------

and in Costa Mesa, California, this 23rd day of August, 1995.

                              USF RE INSURANCE

                              By: /s/ [SIGNATURE ILLEGIBLE]^^
                                 --------------------------------------------
                              Title:  President

                                       2